                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 JUNE 30, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Financial Highlights........................................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Property Activity......................................      9
Summary of Leasing Activity -- Community Shopping Centers...     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-16
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     17
Lease Expirations -- Community Shopping Centers by Region...  18-19
Tenant Concentration........................................     20
Segment Concentration.......................................     21
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     22
Consolidated Balance Sheets.................................     23
Summary of Outstanding Debt.................................     24
Schedule of Mortgage Debt Maturities........................     25

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                                 JUNE 30, 1999

     Center Trust, a fully integrated, self-managed real estate investment trust, is a leading developer, owner and manager of retail shopping centers in the western United States. The Company owns or controls a portfolio of 62 shopping centers, comprised of 49 community shopping centers, two regional malls and 11 single tenant facilities comprising 12.3 million square feet of total shopping center gross leasable area (GLA) and 10.2 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, June 30, 1999 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1998 Form 10-K and 1999 quarterly filings on Form 10-Q.

     Certain statements contained in this Supplemental Information package may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from what is currently anticipated. Those risks include, among others, national and local economic, business and real estate conditions that will, among other things, affect demand for retail properties, availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and successful completion of renovations), governmental actions and initiatives, and environmental/safety requirements, and other risks detailed from time to time in Center Trust's SEC filings.

     Copies of this information as well as other public filings are available by request. Please direct your requests in addition to any questions you have to Stuart Gulland, Senior Vice President and Chief Financial Officer, Ed Stokx, Vice President and Controller or Lorie Schkud, Investor Relations, Center Trust, 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, or call (310) 546-4520.

                               CENTER TRUST, INC.

                              FINANCIAL HIGHLIGHTS
                                 JUNE 30, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                            THREE MONTHS ENDED    SIX MONTHS ENDED
                                                                 JUNE 30,             JUNE 30,
                                                            -------------------   -----------------
                                                              1999       1998      1999      1998
                                                            --------   --------   -------   -------
FINANCIAL HIGHLIGHTS
  Funds From Operations (FFO)
     FFO -- Basic.........................................  $10,663    $ 8,207    $21,365   $15,727
     FFO -- Diluted(1)....................................  $14,111    $11,674    $28,280   $22,661
     FFO per share -- Basic...............................  $  0.37    $  0.33    $  0.72   $  0.67
     FFO per share -- Diluted(1)..........................  $  0.37    $  0.34    $  0.73   $  0.69
  Net Income Available to Common Shareholders.............  $   340    $ 1,570    $21,232   $ 3,350
     Net Income Per Share -- Basic........................  $  0.01    $  0.08    $  0.84   $  0.18
     Net Income Per Share -- Diluted......................  $  0.01    $  0.08    $  0.80   $  0.18
  EBITDA..................................................  $24,110    $20,147    $47,709   $38,082
  Funds Available for Distribution (FAD)..................  $10,797    $ 8,361    $21,661   $16,109
     FAD per share -- Basic...............................  $  0.37    $  0.34    $  0.73   $  0.69
  Dividends Per Share.....................................  $  0.36    $  0.36    $  0.72   $  0.72
  Interest Expense Coverage Ratios
     Based on EBITDA......................................      1.8        1.7        1.8       1.7
     Based on EBITDA -- Excluding Debentures..............      2.4        2.2        2.4       2.4

                                                                         AS OF
                                                      -------------------------------------------
                                                       JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                         1999            1998            1997
                                                      -----------    ------------    ------------
PORTFOLIO INFORMATION
  Company Owned GLA
     Community Shopping Centers.....................    7,974,046      7,887,404       4,704,838
     Regional Malls.................................    1,178,009      1,178,009       1,152,040
     Single Tenant Facilities.......................    1,000,086      1,119,212       1,360,121
       Total Company Owned GLA......................   10,152,141     10,184,625       7,216,999
  Percentage Leased
     Community Shopping Centers.....................         93.2%          91.9%           93.8%
     Regional Malls.................................         90.0%          90.9%           91.3%
     Single Tenant Facilities.......................        100.0%         100.0%          100.0%
       Overall Portfolio............................         93.5%          92.7%           94.6%
  Average Base Rent
     Community Shopping Centers.....................  $     10.96    $     11.26      $    11.15
     Regional Malls.................................  $     16.24    $     16.16      $    16.95
     Single Tenant Facilities.......................  $      6.19    $      6.37      $     5.73
       Overall Portfolio............................  $     11.04    $     11.23      $    10.96
  Number of Properties
     Community Shopping Centers.....................           49             49              30
     Regional Malls.................................            2              2               2
     Single Tenant Facilities.......................           11             12              14
       Overall Portfolio............................           62             63              46

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                               CENTER TRUST, INC.

                              FINANCIAL HIGHLIGHTS
                                 JUNE 30, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                    THREE MONTHS ENDED         SIX MONTHS ENDED
                                                         JUNE 30,                  JUNE 30,
                                                  -----------------------   -----------------------
                                                     1999         1998         1999         1998
                                                  ----------   ----------   ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period............   1,836,623    5,272,239    1,836,623    5,272,239
  Common Outstanding at End of Period...........  26,113,225   22,348,260   26,113,225   22,348,260
                                                  ----------   ----------   ----------   ----------
  Total Units and Common Shares Outstanding at
     End of Period..............................  27,949,848   27,620,499   27,949,848   27,620,499
                                                  ==========   ==========   ==========   ==========
  Basic Weighted Average Units Outstanding......   3,797,710    5,242,731    4,369,308    4,808,314
  Basic Weighted Average Common Shares
     Outstanding................................  25,229,944   19,586,347   25,236,600   18,621,379
                                                  ----------   ----------   ----------   ----------
  Basic Weighted Average Units and Common Shares
     Outstanding................................  29,027,654   24,829,078   29,605,908   23,429,693
                                                  ----------   ----------   ----------   ----------
  Number of Common Shares Attributed to
     Convertible and Exchangeable
     Debentures(1)..............................   9,315,830    9,366,611    9,341,110    9,366,611
  Weighted Average Common Stock Equivalents.....          --      101,109           --       93,290
                                                  ----------   ----------   ----------   ----------
  Diluted Weighted Average Common Shares and
     Common Share Equivalents...................  38,343,484   34,296,798   38,947,018   32,889,594
                                                  ==========   ==========   ==========   ==========

                                                                          AS OF
                                                        ------------------------------------------
                                                         JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                           1999           1998            1997
                                                        ----------    ------------    ------------
                                                            (IN THOUSANDS, EXCEPT SHARE DATA)
DEBT-TO-MARKET CAPITALIZATION
  Common Stock Price at End of Period.................  $    11.75     $    12.25       $  17.44
  Equity Market Capitalization........................  $  328,411     $  371,481       $356,729
  Total Capitalization................................  $1,028,933     $1,037,466       $838,988
  Total Capitalization Assuming Conversion of
     Debentures.......................................  $  870,535     $  938,608       $833,743
  Debt-to-Total Capitalization........................        68.1%          64.2%          57.5%
  Debt-to-Total Capitalization(2).....................        62.6%          59.4%          61.1%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures.......................................        62.3%          50.6%          37.6%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures(2)....................................        56.4%          45.5%          41.2%

---------------

(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

(2) Assuming a consistent stock price of $15.00 per share which represents the price of stock sold during the respective periods.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING

                              AS OF JUNE 30, 1999

COMMON SHARES:
  Balance, January 1, 1998..................................  16,174,848
     Shares Issued..........................................   2,700,000
     Issuance of Stock Awards to Employees..................     139,310
                                                              ----------
  Balance, March 31, 1998...................................  19,014,158
     Shares Issued..........................................   3,333,333
     Issuance of Stock Awards to Employees..................         769
                                                              ----------
  Balance, June 30, 1998....................................  22,348,260
     Shares Issued..........................................   3,366,667
     Issuance of Stock Awards to Employees..................      64,681
                                                              ----------
  Balance, September 30, 1998...............................  25,779,608
     Shares Repurchased(1)..................................    (436,700)
     Issuance of Stock Awards to Employees..................       3,819
                                                              ----------
  Balance, December 31, 1998................................  25,346,727
                                                              ----------
     Shares Repurchased(1)..................................    (966,700)
     Units Converted to Shares..............................      40,000
     Shares issued for Convertible Debentures...............         222
     Issuance of Stock Awards to Employees..................      17,099
                                                              ----------
  Balance, March 31, 1999...................................  24,437,348
                                                              ----------
     Shares Repurchased(1)(2)...............................    (596,101)
     Shares Issued..........................................   2,260,232
     Issuance of Stock Awards to Employees..................      11,746
                                                              ----------
  Balance, June 30, 1999....................................  26,113,225
                                                              ==========
OPERATING PARTNERSHIP UNITS:
  Balance, January 1, 1998..................................   4,279,789
     Units Issued...........................................     913,472
                                                              ----------
  Balance, March 31, 1998...................................   5,193,261
     Units Issued...........................................      78,978
                                                              ----------
  Balance, June 30, 1998....................................   5,272,239
     Units Issued...........................................       1,621
     Units Repurchased......................................     (86,148)
                                                              ----------
  Balance, September 30, 1998...............................   5,187,712
     Units Repurchased......................................    (209,472)
                                                              ----------
  Balance, December 31, 1998................................   4,978,240
     Units Converted to Shares..............................     (40,000)
                                                              ----------
  Balance, March 31, 1999...................................   4,938,240
     Units Repurchased(3)...................................  (3,101,617)
                                                              ----------
  Balance, June 30, 1999....................................   1,836,623
                                                              ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                             SAME PROPERTY ACTIVITY
                                  JUNE 30, 1999
                                 (IN THOUSANDS)

                                THREE MONTHS ENDED                 SIX MONTHS ENDED
                                     JUNE 30,                          JUNE 30,
                                ------------------                ------------------
                                 1999       1998      % CHANGE     1999       1998      % CHANGE
COMMUNITY SHOPPING CENTERS(1)   -------    -------    --------    -------    -------    --------
Revenues:
  Rental Revenue..............  $11,901    $11,800       0.9%     $23,760    $23,258       2.2%
  Recoveries from Tenants.....    2,896      2,582      12.2%       5,860      5,519       6.2%
  Other Income................      150        262     (42.7)%        285        438     (34.9)%
                                -------    -------                -------    -------
          Total Revenues......   14,947     14,644       2.1%      29,905     29,215       2.4%
Expenses:
  Recoverable Operating
     Expenses.................    3,155      2,902       8.7%       6,406      6,000       6.8%
  Other Operating Expenses....      407        369      10.3%         798        725      10.1%
                                -------    -------                -------    -------
          Total Expenses......    3,562      3,271       8.9%       7,204      6,725       7.1%
                                -------    -------                -------    -------
Net Operating Income..........  $11,385    $11,373       0.1%     $22,701    $22,490       0.9%
                                =======    =======                =======    =======
          Total Properties....       28         28                     28         28
                                =======    =======                =======    =======
Percentage Leased.............     94.9%      93.6%                  94.9%      93.6%
                                =======    =======                =======    =======
Average Base Rent per square
  foot........................  $ 11.39    $ 11.20                $ 11.39    $ 11.20
                                =======    =======                =======    =======

                                THREE MONTHS ENDED                 SIX MONTHS ENDED
                                     JUNE 30,                          JUNE 30,
                                ------------------                ------------------
                                 1999       1998      % CHANGE     1999       1998      % CHANGE
REGIONAL MALLS                  -------    -------    --------    -------    -------    --------
Revenues:
  Rental Revenue..............  $ 4,769    $ 4,418       7.9%     $ 9,283    $ 8,907       4.2%
  Recoveries from Tenants.....    2,202      2,358      (6.6)%      4,655      4,593       1.3%
  Other Income................      794        793       0.1%       1,566      1,570      (0.3)%
                                -------    -------                -------    -------
          Total Revenues......    7,765      7,569       2.6%      15,504     15,070       2.9%
Expenses:
  Recoverable Operating
     Expenses.................    2,932      2,901       1.1%       5,952      5,667       5.0%
  Other Operating Expenses....       13         48     (72.9)%         11        455     (97.6)%
                                -------    -------                -------    -------
          Total Expenses......    2,945      2,949      (0.1)%      5,963      6,122      (2.6)%
                                -------    -------                -------    -------
Net Operating Income..........  $ 4,820    $ 4,620       4.3%     $ 9,541    $ 8,948       6.6%
                                =======    =======                =======    =======
          Total Properties....        2          2                      2          2
                                =======    =======                =======    =======
Percentage Leased.............     90.0%      90.0%                  90.0%      90.0%
                                =======    =======                =======    =======
Average Base Rent per square
  foot........................  $ 16.24    $ 16.24                $ 16.24    $ 16.24
                                =======    =======                =======    =======

Same Store properties are those which were owned as of January 1, 1998.
---------------
(1) Excludes Empire Center which was sold on August 3, 1999

                               CENTER TRUST, INC.

           SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
                              AS OF JUNE 30, 1999

                                                                 THREE            SIX
                                                              MONTHS ENDED    MONTHS ENDED
                                                                JUNE 30,        JUNE 30,
                                                              ------------    ------------
Space Vacated
  Number of Leases..........................................         19              46
  Gross Leasable Area.......................................     48,032         151,867
  Base Rent per Square Foot.................................    $ 14.10         $ 11.17
New Leases Executed
  Number of Leases Executed.................................         26              48
  Gross Leasable Area.......................................    135,177         236,136
  Base Rent per Square Foot.................................    $ 11.35         $ 11.23
Lease Renewals Executed
  Number of Leases..........................................         34              69
  Gross Leasable Area.......................................     60,636         233,515
  New Annual Base Rent per Square Foot......................    $ 16.68         $ 11.38
  Percentage Change from Prior..............................        1.2%            2.5%
Leases with Contractual Rent Adjustments
  Number of Leases..........................................         86             181
  Gross Leasable Area.......................................    196,585         564,841
  New Annual Base Rent per Square Foot......................    $ 15.79         $ 13.66
  Percentage Change from Prior..............................        6.5%           15.7%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                              AS OF JUNE 30, 1999

                                                                                                          GLA AS
                                                                                                           % OF
                                                                                                           TOTAL
                                       NUMBER                 TOTAL LEASED GLA                            COMPANY
                                         OF                   ----------------                COMPANY      OWNED    PERCENT
                                     PROPERTIES    ANCHOR           PAD            SHOP      OWNED GLA      GLA     LEASED
                                     ----------   ---------   ----------------   ---------   ----------   -------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region...........      12         979,792       104,232          691,062    1,900,812    18.72%     93.4%
Northern & Central California
  Region...........................       7         364,261        11,808          365,064      771,317     7.61%     96.1%
Southern California Region.........      24       2,738,742       360,166          866,390    4,232,572    41.69%     93.7%
Southwest Region...................       6         557,438        55,566          335,084    1,069,345    10.53%     88.7%
                                         --       ---------       -------        ---------   ----------    -----     -----
          TOTAL COMMUNITY SHOPPING
            CENTERS................      49       4,640,233       531,772        2,257,600    7,974,046    78.55%     93.2%
REGIONAL MALLS.....................       2         609,515        78,594          371,869    1,178,009    11.60%     90.0%
SINGLE TENANT FACILITIES...........      11         996,186         3,900               --    1,000,086     9.85%    100.0%
                                         --       ---------       -------        ---------   ----------    -----     -----
          TOTAL PORTFOLIO..........      62       6,245,934       614,266        2,629,469   10,152,141    100.0%     93.5%
                                         ==       =========       =======        =========   ==========    =====     =====


                                                      AVERAGE
                                                       BASE
                                      ANNUALIZED       RENT
                                      BASE RENT     PER SQ. FT.
                                     ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region...........  $ 18,623,139     $10.44
Northern & Central California
  Region...........................     7,911,863      10.68
Southern California Region.........    47,210,875      11.91
Southwest Region...................     7,744,619       8.17
                                     ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS................    81,490,496      10.96
REGIONAL MALLS.....................    17,218,307      16.24
SINGLE TENANT FACILITIES...........     6,187,459       6.19
                                     ------------     ------
          TOTAL PORTFOLIO..........  $104,896,262     $11.04
                                     ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     70,426     151,423    93.3%   $  1,537,289
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,954     85,430     214,692    95.8       2,005,771
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     58,637     153,320    97.3       1,493,569
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     59,162     264,649    92.6       2,090,218
    Gresham, OR
  The Medford Center................    1998       196,032    9,432     53,167     319,988    80.8       2,029,397
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     44,432      69,432   100.0         992,390
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,057,018
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     68,544     132,465    97.3       1,504,609
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     36,642      67,287    97.6         798,883
    Silverdale, WA
  Sixth Avenue Plaza................    1986        73,166       --     61,911     139,107    97.1       1,067,279
    Tacoma, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,751      77,989    98.2         925,965
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   13,336     48,313     110,251    90.3       1,120,751
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               979,792  104,232    691,062   1,900,812    93.4      18,623,139
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     12,740      14,115    90.3          90,368
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     67,856     168,596    95.0       1,658,043
    Madera, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.88      Safeway, Payless Drugs
    Covington, WA
  Fairwood Shopping Center..........      9.75      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.02      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.53      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      7.61      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City
  Pacific Linen Plaza...............     14.29      Pacific Linen, Payless
    Lynnwood, WA                                    Shoesource, Men's Wearhouse
  Pavilions' Centre.................     15.27      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.67      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.17      Ross Stores
    Silverdale, WA
  Sixth Avenue Plaza................      7.90      Sears, Drug Emporium, Artco
    Tacoma, WA
  Vancouver Park Place..............     12.09      T.J. Maxx, Pier 1 Imports,
    Vancouver, WA                                   Olive Garden
  Westgate North Shopping Center....     11.26      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.44
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.09
    Bakersfield, CA
  Madera Marketplace................     10.35      Wal-Mart*, J.C. Penney,
    Madera, CA                                      Pak-N-Sav

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Marshall's Plaza..................    1989        43,000       --     34,875      79,000    98.6%   $  1,125,481
    Modesto, CA
  Mineral King Plaza................    1983            --       --     32,860      39,060    84.1         513,968
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     90,937     153,956    95.5       1,663,320
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     43,669     127,527    96.2       1,345,893
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     82,127     189,063    99.3       1,514,790
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      364,261   11,808    365,064     771,317    96.1       7,911,863
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping          1988       105,210   12,650         --     117,860   100.0       1,370,610
    Center..........................
    San Diego, CA
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         683,174
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   24,341     18,216     168,367    82.4       1,817,477
    Chino, CA
  Covina Town Square................    1997       266,383   12,842     63,618     356,535    96.2       5,038,316
    Covina, CA
  Date Palm Center..................    1987        99,919       --     12,937     117,362    96.2       1,681,076
    Cathedral City, CA
  El Camino North...................    1982       101,582  133,024     64,091     322,490    92.6       3,546,592
    Oceanside, CA
  Empire Center.....................    1993        50,967   15,690     84,751     261,996    57.8       1,505,670
    Fontana, CA
  Fire Mountain Center..............    1987        44,481   23,432     24,465      93,778    98.5       1,813,135
    Oceanside, CA
  Fullerton Town Center.............    1987       177,653   19,722     48,205     255,687    96.0       3,801,908
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     18,225      65,987    97.9         984,298
    Gardena, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Marshall's Plaza..................    $14.45      Marshall's, Good Guys
    Modesto, CA
  Mineral King Plaza................     15.64      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.31      T. J. Maxx, Longs Drugs*
    Moraga, CA
  Rosedale Village Shopping              10.97      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.07      Target, Big 5 Sporting
    Sacramento, CA                                  Goods, Discovery Zone
                                        ------
Northern & Central California            10.68
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping           11.63      Advantage (Lucky),
    Center..........................                SportMart
    San Diego, CA
  Center of El Centro...............      3.94      Sears, Mervyn's, Miller's
    El Centro, CA                                   Outpost
  Country Fair Shopping Center......     13.10      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     14.70      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres
  Date Palm Center..................     14.90      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     11.87      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Mann Theatres, Ross Stores,
                                                    Stein Mart
  Empire Center.....................      9.94      Target*, Mervyn's*,
    Fontana, CA                                     Miller's Outpost, Ross
                                                    Stores
  Fire Mountain Center..............     19.63      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.48      Price Club*, AMC Theatres,
    Fullerton, CA                                   Toys 'R' Us, Office Depot
  Gardena Gateway Center............     15.24      Rite-Aid, 99 Ranch Market
    Gardena, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0%   $  1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     53,116     165,465    99.7       1,587,158
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,359     231,143    94.8       1,343,081
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,299,668
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    105,845     210,704    96.0       2,659,594
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,712,175
    Montebello, CA
  Mountain Square Shopping Center...    1988       186,036       --     70,099     273,280    93.7       3,098,631
    Upland, CA
  North County Plaza................    1987        43,610   28,720     71,170     153,325    93.6       2,074,373
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     15,347     120,425    99.1       1,248,913
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     108,887    95.4         919,968
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         904,899
    San Fernando, CA
  Torrance Promenade................    1991       211,883   20,496     30,183     263,228    99.7       4,095,043
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         990,947
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     29,172      56,035    90.3         749,048
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,738,742  360,166    866,390   4,232,572    93.7      47,210,875
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   19,171     44,104     234,496    92.3       2,308,854
    Las Vegas, NV

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Huntington Center.................    $11.66      Toys 'R' Us, Lucky
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.62      Food 4 Less, Pic 'N' Save,
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      6.13      Target, Albertson's
    La Verne, CA
  Lakewood Plaza....................     11.45      Lucky, Staples
    Bellflower, CA
  Loma Square.......................     13.14      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Staples,
                                                    Super Crown Books
  Montebello Town Square............     11.13      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.10      Home Depot, Staples,
    Upland, CA                                      Pavilions
  North County Plaza................     14.46      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.46      Advantage (Lucky), Office
    Escondido, CA                                   Depot
  Pomona Gateway Center.............      8.85      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.47      KV-Mart (Vons)
    San Fernando, CA
  Torrance Promenade................     15.60      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.84      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.81      Albertson's*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     11.91
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.67      Home Base, Lucky*, Sav-on
    Las Vegas, NV                                   Drugs

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Kyrene Village Shopping Center....    1987        95,957    5,120     57,202     161,174    98.2%   $  1,173,549
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     53,164      94,379   100.0         872,483
    Phoenix, AZ
  Randolph Plaza....................    1972       136,110    6,150     29,239     180,434    95.0         953,883
    Tucson, AZ
  Southern Palms Center.............    1980        28,000   20,025    125,661     254,863    68.1       1,670,087
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     25,714     143,999    92.9         765,763
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               557,438   55,566    335,084   1,069,345    88.7       7,744,619
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,640,233  531,772  2,257,600   7,974,046    93.2      81,490,496
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       141,554   29,610    154,148     359,604    90.5       5,819,193
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    217,721     818,405    89.8      11,399,114
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Regional Malls......................               609,515   78,594    371,869   1,178,009    90.0      17,218,307
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Home Base.........................    1988       107,165       --         --     107,165   100.0         935,444
    Glendora, CA
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         365,373
    Los Banos, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0    $    415,951
    Madera, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Kyrene Village Shopping Center....    $ 7.41      Basha's, Kyrene Lanes
    Chandler, AZ
  North Mountain Village............      9.24      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      5.56      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's
  Southern Palms Center.............      9.62      Heilig Meyer Furniture,
    Tempe, AZ                                       Coomers Craft Mall
  Sunrise Place Center..............      5.72      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.17
                                        ------
COMMUNITY RETAIL CENTERS............     10.96
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     17.89      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Lucky, T.J. Maxx, Sony/
                                                    Magic Johnson Theaters
  Media City Center.................     15.52      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
Regional Malls......................     16.24
                                        ------
SINGLE TENANT FACILITIES
  Home Base.........................      8.73      Home Base
    Glendora, CA
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.22      Kmart
    Los Banos, CA
  Kmart.............................    $ 4.81      Kmart
    Madera, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF JUNE 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Kmart.............................    1990        86,479       --         --      86,479   100.0%        411,132
    Rocklin, CA
  Oracle Road.......................    1989       102,400       --         --     102,400   100.0         588,800
    Tucson, AZ
  Vons..............................    1989        36,800       --         --      36,800   100.0         312,800
    Escondido, CA
  Vons..............................    1993       102,400       --         --     102,400   100.0         907,959
    Simi Valley, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               996,186    3,900         --   1,000,086   100.0       6,187,459
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             6,245,934  614,266  2,629,469  10,152,141    93.5    $104,896,262
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                                 AS OF JUNE 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Oracle Road.......................      5.75      Montgomery Ward
    Tucson, AZ
  Vons..............................      8.50      Vons
    Escondido, CA
  Vons..............................      8.87      Vons
    Simi Valley, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      6.19
                                        ------
TOTAL PROPERTIES....................    $11.04
                                        ======

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 JUNE 30, 1999

                                     OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                               -----------------------------   --------------------   ------------------   --------------------
                               NUMBER                 BASE                   BASE                 BASE                   BASE
           YEAR OF               OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
         EXPIRATION            LEASES     FEET       SQ.FT.      FEET       SQ.FT.     FEET      SQ.FT.      FEET       SQ.FT.
         ----------            ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month...............    129      273,739    $11.14       72,996    $4.25       4,452    $15.32      196,291    $13.61
1999.........................    101      209,508     13.90       25,980     8.39       2,500     12.96      181,028     14.70
2000.........................    195      565,041     14.23      154,907     9.68      45,559     14.44      364,575     16.14
2001.........................    234      722,687     14.05      256,622     8.32      42,147     16.39      423,918     17.28
2002.........................    195      823,683     11.97      413,023     6.91      52,448     18.20      358,212     16.90
2003.........................    134      599,753     10.96      214,277     4.34      46,772     15.77      338,704     14.49
2004.........................    122      932,142     10.31      634,880     7.49      34,688     16.12      262,574     16.38
2005.........................     42      387,138     13.75      240,580    12.56      31,869     14.78      114,689     15.94
2006.........................     52      406,817     12.79      236,153    10.26      37,105     13.00      133,559     17.20
2007.........................     41      399,466     11.28      231,757     8.31      48,738     11.73      118,971     16.89
2008.........................     31      495,697     10.96      423,693     9.83      39,167     19.58       32,837     15.24
THEREAFTER...................    121    3,673,998      9.30    3,341,066     8.81     228,821     14.60      104,111     12.81
                               -----    ---------    ------    ---------    -----     -------    ------    ---------    ------
         TOTAL...............  1,397    9,489,669    $11.04    6,245,934    $8.59     614,266    $15.19    2,629,469    $15.89
                               =====    =========    ======    =========    =====     =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 JUNE 30, 1999

                                     OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                               -----------------------------   --------------------   ------------------   --------------------
                               NUMBER                 BASE                   BASE                 BASE                   BASE
           YEAR OF               OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
         EXPIRATION            LEASES     FEET       SQ.FT.      FEET       SQ.FT.     FEET      SQ.FT.      FEET       SQ.FT.
         ----------            ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month...............     87      225,671    $ 9.59       72,996    $4.25       4,452    $15.32      148,223    $12.06
1999.........................     79      174,143     13.72       25,980     8.39       2,500     12.96      145,663     14.69
2000.........................    176      532,302     13.77      154,907     9.68      41,659     15.00      335,736     15.50
2001.........................    190      671,610     12.68      256,622     8.32      42,147     16.39      372,841     15.25
2002.........................    168      774,624     10.94      413,023     6.91      51,408     17.67      310,193     15.21
2003.........................    110      555,297     10.11      214,277     4.34      46,772     15.77      294,248     13.41
2004.........................    100      761,240     10.12      501,908     7.58      28,188     17.71      231,144     14.71
2005.........................     29      268,559     10.54      143,001     7.41      30,149     13.97       95,409     14.16
2006.........................     45      364,730     12.14      210,849     9.22      30,695     14.05      123,186     16.67
2007.........................     32      309,669     10.51      194,957     8.28      48,738     11.73       65,974     16.18
2008.........................     26      337,869     10.46      271,571     9.03      34,167     17.76       32,131     14.74
THEREAFTER...................     93    2,453,891     10.26    2,180,142     9.88     170,897     13.46      102,852     12.73
                               -----    ---------    ------    ---------    -----     -------    ------    ---------    ------
         TOTAL...............  1,135    7,429,605    $10.96    4,640,233    $8.70     531,772    $14.82    2,257,600    $14.68
                               =====    =========    ======    =========    =====     =======    ======    =========    ======

                               CENTER TRUST, INC.

           LEASE EXPIRATIONS -- COMMUNITY SHOPPING CENTERS BY REGION
                                 JUNE 30, 1999

PACIFIC NORTHWEST REGION

                               OVERALL PORTFOLIO              ANCHORS                PADS                SHOPS
                         -----------------------------   ------------------   ------------------   ------------------
                         NUMBER                 BASE                 BASE                 BASE                 BASE
        YEAR OF            OF      SQUARE     RENT PER   SQUARE    RENT PER   SQUARE    RENT PER   SQUARE    RENT PER
      EXPIRATION         LEASES     FEET      SQ. FT.     FEET     SQ. FT.     FEET     SQ. FT.     FEET     SQ. FT.
      ----------         ------   ---------   --------   -------   --------   -------   --------   -------   --------
Month to Month.........    25       103,654    $ 7.63     42,420    $2.30         177    $50.10     61,057    $11.22
1999...................    24        45,794     13.63         --       --       2,500     12.96     43,294     13.67
2000...................    42       113,254     13.98         --       --      16,600     18.14     96,654     13.26
2001...................    47       203,262     10.25    105,780     5.37          32        --     97,450     15.43
2002...................    36       143,131     10.87     68,605     6.70       8,000     13.98     66,526     15.12
2003...................    36       150,102     11.88     26,832     6.04       9,974     17.63    113,296     12.76
2004...................    25       174,931      7.83    101,295     2.70       7,917     11.26     65,719     14.66
2005...................    10        83,050     11.88     29,080     6.30      14,449     12.95     39,521     15.21
2006...................    15        86,442     13.68     47,130     8.58          --        --     39,312     19.79
2007...................     9        48,639     14.16         --       --      18,562     11.53     30,077     15.79
2008...................    11       129,885      9.61    109,804     9.04      10,136     14.03      9,945     11.60
THEREAFTER.............    20       492,942      9.43    448,846     9.20      15,885     11.58     28,211     11.30
                          ---     ---------    ------    -------    -----     -------    ------    -------    ------
         TOTAL.........   300     1,775,086    $10.44    979,792    $7.42     104,232    $14.13    691,062    $14.13
                          ===     =========    ======    =======    =====     =======    ======    =======    ======

NORTHERN AND CENTRAL CALIFORNIA REGION

                                OVERALL PORTFOLIO              ANCHORS               PADS                SHOPS
                          -----------------------------   ------------------   -----------------   ------------------
                          NUMBER                 BASE                 BASE                BASE                 BASE
        YEAR OF             OF      SQUARE     RENT PER   SQUARE    RENT PER   SQUARE   RENT PER   SQUARE    RENT PER
       EXPIRATION         LEASES     FEET      SQ. FT.     FEET     SQ. FT.     FEET    SQ. FT.     FEET     SQ. FT.
       ----------         ------   ---------   --------   -------   --------   ------   --------   -------   --------
Month to Month..........    15        15,489    $13.33         --        --        --        --     15,489    $13.33
1999....................    12        17,987     14.36                                              17,987     14.36
2000....................    32        93,532      9.91     52,165    $ 6.47        --        --     41,367     14.25
2001....................    37        77,420     13.74         --        --        --        --     77,420     13.74
2002....................    33       179,791      8.87    105,650      4.83     6,658    $12.30     67,483     14.86
2003....................    17        71,539     12.15         --        --        --        --     71,539     12.15
2004....................    21        52,745     17.24     16,000     26.23     1,650     14.67     35,095     13.27
2005....................     3        40,246      7.83     25,844      6.71        --        --     14,402      9.85
2006....................     4        19,810     12.17         --        --        --        --     19,810     12.17
2007....................     2        35,668      7.15     33,796      6.21        --        --      1,872     24.04
2008....................     1         2,600     20.92         --        --        --        --      2,600     20.92
THEREAFTER..............     4       134,306      9.06    130,806      8.91     3,500     15.00         --        --
                           ---     ---------    ------    -------    ------    ------    ------    -------    ------
         TOTAL..........   181       741,133    $10.68    364,261    $ 7.73    11,808    $13.43    365,064    $13.53
                           ===     =========    ======    =======    ======    ======    ======    =======    ======

                               CENTER TRUST, INC.

           LEASE EXPIRATIONS -- COMMUNITY SHOPPING CENTERS BY REGION
                                 JUNE 30, 1999

SOUTHERN CALIFORNIA REGION

                                        OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                                  -----------------------------   --------------------   ------------------   -------------------
                                  NUMBER                 BASE                   BASE                 BASE                  BASE
            YEAR OF                 OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE    RENT PER
           EXPIRATION             LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET     SQ. FT.
           ----------             ------   ---------   --------   ---------   --------   -------   --------   --------   --------
Month to Month..................    35        89,987    $10.98       30,576    $ 6.95      4,275    $13.88     55,136     $12.99
1999............................    26        65,184     15.63        9,600     11.94         --        --     55,584      16.27
2000............................    79       262,409     15.76       88,140     12.18     25,059     12.80    149,210      18.37
2001............................    78       308,368     14.32      150,842     10.39     31,265     16.85    126,261      18.40
2002............................    65       349,097     12.36      210,768      8.19     33,000     19.02    105,329      18.61
2003............................    45       290,405      8.81      176,807      3.89     36,798     15.26     76,800      17.03
2004............................    43       412,621     11.17      286,852      9.15      9,396     25.60    116,373      14.97
2005............................    13        97,277     12.04       58,312      9.09     15,700     13.96     23,265      18.12
2006............................    21       246,444     11.54      163,719      9.40     25,575     14.26     57,150      16.43
2007............................    15       142,716     12.42       89,975     11.33     30,176     11.85     22,565      17.51
2008............................    10       148,179     12.83      113,580     10.61     21,013     21.07     13,586      18.57
THEREAFTER......................    59     1,552,611     11.26    1,359,571     10.94    127,909     13.35     65,131      13.98
                                   ---     ---------    ------    ---------    ------    -------    ------    -------     ------
         TOTAL..................   489     3,965,298    $11.91    2,738,742    $ 9.92    360,166    $15.07    866,390     $16.87
                                   ===     =========    ======    =========    ======    =======    ======    =======     ======

SOUTHWEST REGION

                                         OVERALL PORTFOLIO               ANCHORS                PADS                 SHOPS
                                   -----------------------------   --------------------   -----------------   -------------------
                                   NUMBER                 BASE                   BASE                BASE                  BASE
             YEAR OF                 OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE   RENT PER    SQUARE    RENT PER
           EXPIRATION              LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET    SQ. FT.      FEET     SQ. FT.
           ----------              ------   ---------   --------   ---------   --------   ------   --------   --------   --------
Month to Month...................    12        16,541    $10.86           --       --         --        --     16,541     $10.86
1999.............................    17        45,178     10.80       16,380    $6.30         --        --     28,798      13.36
2000.............................    23        63,107     10.84       14,602     6.00         --        --     48,505      12.23
2001.............................    28        82,560     11.50           --       --     10,850    $13.96     71,710      11.12
2002.............................    34       102,605      9.87       28,000     5.58      3,750     29.06     70,855      10.55
2003.............................    12        43,251      9.30       10,638     7.52         --        --     32,613       9.89
2004.............................    11       120,943      6.76       97,761     4.98      9,225     10.93     13,957      16.47
2005.............................     3        47,986      7.48       29,765     5.80         --        --     18,221      10.21
2006.............................     5        12,034     13.44           --       --      5,120     13.00      6,914      13.77
2007.............................     6        82,646      6.50       71,186     5.40         --        --     11,460      13.32
2008.............................     4        57,205      5.79       48,187     5.29      3,018      8.18      6,000       8.60
THEREAFTER.......................    10       274,032      6.65      240,919     5.69     23,603     15.73      9,510       8.42
                                    ---     ---------    ------    ---------    -----     ------    ------    -------     ------
         TOTAL...................   165       948,088    $ 8.17      557,438    $5.56     55,566    $14.88    335,084     $11.40
                                    ===     =========    ======    =========    =====     ======    ======    =======     ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF JUNE 30, 1999

                                                                                              PERCENTAGE
                                                                     PERCENTAGE     TOTAL     OF COMPANY
                                           NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
              RETAIL TENANT                 STORES      BASE RENT    BASE RENT       GLA         GLA
              -------------                ---------   -----------   ----------   ---------   ----------
AMC THEATRES.............................       6      $ 5,907,780      5.63%       259,842      2.56%
SAFEWAY/VONS.............................       9        4,541,850      4.33%       533,019      5.25%
AMERICAN STORES (LUCKY/SAV-ON)...........       9        3,602,277      3.43%       406,496      4.00%
K-MART...................................       7        2,927,871      2.79%       619,103      6.10%
SAM'S CLUB/WAL-MART......................       2        2,138,834      2.04%       210,741      2.08%
TJX......................................       9        1,982,526      1.89%       247,614      2.44%
HOME DEPOT...............................       2        1,875,930      1.79%       200,549      1.98%
SEARS....................................       6        1,840,787      1.75%       328,722      3.24%
TOYS 'R' US..............................       5        1,802,233      1.72%       180,780      1.78%
HOME BASE................................       2        1,710,833      1.63%       212,572      2.09%
FRED MEYERS (RALPHS/FFL/QFC).............       5        1,650,745      1.57%       196,674      1.94%
BARNES & NOBLE...........................       4        1,500,636      1.43%        70,276      0.69%
ROSS STORES INC..........................       6        1,404,271      1.34%       170,012      1.67%
STAPLES..................................       5        1,293,830      1.23%       108,259      1.07%
MAGIC JOHNSON THEATRES...................       1        1,288,210      1.23%        67,579      0.67%
THE LIMITED STORES.......................      10        1,176,730      1.12%        64,216      0.63%
PAYLESS SHOE SOURCE......................      17        1,160,529      1.11%        57,664      0.57%
OFFICE DEPOT.............................       4        1,090,026      1.04%       101,594      1.00%
                                              ---      -----------     -----      ---------     -----
          TOTAL..........................     109      $38,895,898     37.07%     4,035,712     39.76%
                                              ===      ===========     =====      =========     =====

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF JUNE 30, 1999

                                                                                           PERCENT
                                         NUMBER   TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                           OF      ANNUALIZED     OF TOTAL     SEGMENT      OWNED
             RETAIL TENANT               LEASES     BASE RENT     BASE RENT      GLA         GLA
             -------------               ------   -------------   ---------   ---------   ----------
GROCERY STORES.........................    26      $11,056,217      10.54%    1,365,415     13.45%
THEATRES...............................     9        8,219,557       7.84%      409,694      4.04%
FAST FOOD RESTAURANTS..................   194        6,887,692       6.57%      333,773      3.29%
RESTAURANTS............................    76        6,105,916       5.82%      406,863      4.01%
DISCOUNT DEPT. STORES..................    11        5,758,110       5.49%    1,050,226     10.34%
DISCOUNT APPAREL STORES................    38        4,716,059       4.50%      544,023      5.36%
WOMEN'S WEAR...........................    64        4,526,453       4.32%      291,256      2.87%
HOME IMPROVEMENT.......................    13        4,077,833       3.89%      483,796      4.77%
DEPARTMENT STORES......................    11        3,574,875       3.41%      836,090      8.24%
HOME FURNISHINGS.......................    23        3,295,384       3.14%      253,087      2.49%
AUDIO/VIDEO STORES.....................    30        3,134,681       2.99%      173,662      1.71%
BANK/FINANCIAL SERVICES................    62        2,550,523       2.43%      165,303      1.63%
VARIETY STORES.........................    37        2,543,755       2.43%      306,059      3.01%
BEAUTY SUPPLY/SALONS...................   107        2,494,108       2.38%      139,312      1.37%
MAJOR SHOE STORES......................    38        2,487,651       2.37%      124,913      1.23%
ELECTRONICS............................    24        2,450,985       2.34%      162,561      1.60%
OFFICE SUPPLY STORES...................     9        2,213,111       2.11%      196,683      1.94%
                                          ---      -----------      -----     ---------     -----
          TOTAL........................   772      $76,092,910      72.57%    7,242,716     71.35%
                                          ===      ===========      =====     =========     =====

                               CENTER TRUST, INC.

            CONSOLIDATED STATEMENTS OF OPERATIONS AND RECONCILIATION
                            TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                           THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                JUNE 30,              JUNE 30,
                                                           -------------------   ------------------
                                                             1999       1998       1999      1998
                                                           --------   --------   --------   -------
                                                               (UNAUDITED)          (UNAUDITED)
Rental revenues..........................................  $26,615    $23,156    $ 52,840   $42,688
Expense reimbursements...................................    7,856      6,617      15,989    12,790
Percentage rents.........................................      391        323       1,009       562
Other income.............................................    1,331      1,268       2,521     2,493
                                                           -------    -------    --------   -------
          Total revenues.................................   36,193     31,364      72,359    58,533
                                                           -------    -------    --------   -------
Interest.................................................   13,511     12,172      26,606    22,426
Depreciation and amortization............................    6,098      5,916      12,124    11,305
Property operating costs:
  Common area............................................    5,316      4,738      10,843     8,815
  Property taxes.........................................    3,698      2,932       7,305     5,704
  Leasehold rentals......................................      423        414         847       825
  Marketing..............................................      204         83         345       158
  Other operating........................................    1,011      1,395       2,349     2,585
General and administrative...............................    1,431      1,655       2,961     2,364
                                                           -------    -------    --------   -------
          Total expenses.................................   31,692     29,305      63,380    54,182
                                                           -------    -------    --------   -------
Income From Operations Before Gain on Sale of Assets and
  Minority Interests.....................................    4,501      2,059       8,979     4,351
Gain on Sale of Assets...................................       --         --      20,575        --
Minority interests -- Operating Partnership..............      (40)      (421)     (4,129)     (864)
Minority interests -- Other..............................      (73)       (68)       (145)     (137)
                                                           -------    -------    --------   -------
Net Income before Extraordinary Loss.....................    4,388      1,570      25,280     3,350
Extraordinary Loss -- Early Extinguishment of Debt.......   (4,048)        --      (4,048)       --
                                                           -------    -------    --------   -------
Net Income...............................................      340      1,570      21,232     3,350
Adjustments to reconcile net income to FFO:
  Depreciation of real property..........................    6,067      5,876      12,060    11,224
  Minority Interests.....................................      (45)       347       3,964       714
  Extraordinary Loss -- Early Extinguishment of Debt.....    4,048         --       4,048        --
  Gain on Sale of Assets.................................       --         --     (20,575)       --
  Other..................................................      253        414         636       439
                                                           -------    -------    --------   -------
Funds From Operations -- Basic...........................   10,663      8,207      21,365    15,727
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest.....................................    3,125      3,142       6,267     6,284
  Amortization of Deferred costs -- Debentures...........      323        325         648       650
                                                           -------    -------    --------   -------
Funds From Operations -- Diluted(1)......................  $14,111    $11,674    $ 28,280   $22,661
                                                           =======    =======    ========   =======

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                               JUNE 30,      DECEMBER 31,
                                                                 1999            1998
                                                              -----------    ------------
                                                              (UNAUDITED)
Rental Properties...........................................  $1,067,606      $1,074,629
Accumulated depreciation and amortization...................    (144,150)       (141,785)
                                                              ----------      ----------
  Rental properties, net....................................     923,456         932,844
Cash and cash equivalents...................................      10,251           6,636
Tenant receivables, net.....................................      11,010          13,543
Other Receivables...........................................       4,104           7,984
Restricted cash and securities..............................      15,683           5,437
Deferred charges, net.......................................      20,981          18,682
Other assets................................................       1,784           1,895
                                                              ----------      ----------
     Total..................................................  $  987,269      $  987,021
                                                              ==========      ==========
                          LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................  $  541,974      $  497,386
7 1/2% Convertible subordinated debentures..................     128,548         138,599
7 1/4% Exchangeable subordinated debentures.................      30,000          30,000
Accrued distributions.......................................      10,068          10,931
Accrued interest............................................       5,388           5,873
Accounts payable and other accrued expenses.................       6,841           6,718
Accrued construction costs..................................       1,631           1,955
Tenant security and other deposits..........................       5,956           5,957
                                                              ----------      ----------
     Total liabilities......................................     730,406         697,419
                                                              ----------      ----------
MINORITY INTERESTS
Operating Partnership (1,836,623 and 4,978,240 units issued
  as of June 30, 1999 and December 31, 1998,
  respectively).............................................      16,722          47,717
Other minorities............................................       1,440           1,514
                                                              ----------      ----------
     Total minority interest................................      18,162          49,231
                                                              ----------      ----------
REDEEMABLE COMMON STOCK (590,034 shares as of December 31,
  1998, redeemed May 25, 1999)..............................          --           9,903
                                                              ----------      ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,113,225 and 24,756,693 shares issued and outstanding as
  of June 30, 1999 and December 31, 1998, respectively).....         261             248
Additional paid-in capital..................................     359,467         354,281
Accumulated distributions and deficit.......................    (121,027)       (124,061)
                                                              ----------      ----------
     Total stockholders' equity.............................     238,701         230,468
                                                              ----------      ----------
     Total..................................................  $  987,269      $  987,021
                                                              ==========      ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                                 JUNE 30, 1999
                                 (IN THOUSANDS)

                                                                                     MATURITY      BALANCE           BALANCE
               LENDER                         PROPERTY               RATE              DATE     JUNE 30, 1999   DECEMBER 31, 1998
               ------                         --------          ---------------      --------   -------------   -----------------
Mortgage Loans
First Union National Bank............  Covina, Randolph Plaza         LIBOR+2.5%     06/01/02     $ 58,431                --
                                       Fairwood & Mountain
                                       Square
First Union National Bank............  Gardena, Gresham,                  7.750%     07/01/09       51,963                --
                                       Loma Square &
                                       Southpointe
Nomura Asset Capital
 Corporation(1)......................  Tranche B                          9.000%     04/01/10       33,104          $ 33,236
Eastrich #79 Corporation (AEW)(2)....  Loan #1                           11.450%     10/15/06       29,017            29,607
Teachers.............................  Pavilions                          7.440%     08/01/06       24,285            24,498
Nomura Asset Capital
 Corporation(1)......................  Tranche A                          8.938%     04/01/05       22,287            22,377
The Travelers Insurance Company......  North County                      10.375%     01/31/03       15,734            15,890
DLJ Mortgage Acceptance Corp.........  Charleston                         8.050%     01/01/06       15,310            15,415
Eastrich #79 Corporation (AEW)(3)....  Loan #2                           10.900%     10/15/06        9,351             9,538
Metropolitan Life Insurance
 Company.............................  Date Palm                         10.450%     07/31/02        9,324             9,391
Principal Mutual Life Insurance
 Company.............................  North Mountain Village             8.250%     05/01/01        8,208             8,234
Massachusetts Mutual Life Insurance
 Company.............................  Fire Mountain                     10.250%     10/01/99(9)      7,330            7,383
The Travelers Insurance Company......  Glendora                           9.500%     10/01/99        6,030             6,058
Aid Association for Lutherans........  Westgate North                     8.300%     04/01/14        5,958             6,066
Column Financial, Inc................  Mineral King                       9.680%     08/01/06        3,718             3,761
Metropolitan Life Insurance
 Company.............................  Escondido                          9.300%     11/01/99        2,665             2,686
Aetna Life Insurance Company.........  Covina                             9.600%     09/01/04           --            17,807
The Prudential Insurance Company of
 America.............................  Loma Square                        9.310%     08/15/99           --            18,881
Sun Life Assurance Company of
 Canada..............................  Fairwood                           8.375%     02/01/04           --             7,458
Aid Association for Lutherans........  Gardena                           10.050%     02/15/02           --             6,641
Connecticut General Life Insurance
 Company.............................  Gresham                            7.500%     05/01/99           --             9,442
                                                                                                  --------          --------
   Total Mortgage Loans Payable......                                     8.793%(4)                302,715           254,369
                                                                                                  --------          --------
CRA -- Certificates of Participation,
 Series 1985.........................  Baldwin Hills                      5.300%     12/01/14       30,000            30,000
CDC -- Certificates of Participation,
 Series 1985.........................  Willowbrook                        5.200%     12/01/15        6,000             6,000
Chase Manhattan Bank(5)..............  Secured Line of Credit     LIBOR+1-1.375%     12/30/00      197,168           200,895
                                                                                                  --------          --------
   Total Secured debt................                                                              233,168           236,895
                                                                                                  --------          --------
 Convertible debentures(6)...........                                     7.500%     01/15/01      128,548           138,599
 Exchangeable debentures(7)..........                                     7.250%     12/27/03       30,000            30,000
                                                                                                  --------          --------
   Total debt outstanding(8).........                                                             $694,431          $659,863
                                                                                                  ========          ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $11 million of U.S. Treasury Securities.
(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning,
    Kmart -- Los Banos, Kmart -- Madera, Kmart -- Phoenix, Advantage, Huntington Beach, Oracle Road and Simi Valley.
(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.
(4) Weighted average interest rate on mortgage debt.
(5) Secured by Media City, Montebello, Medford Shopping Center, Empire Center, Ross Center, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshalls Plaza, Ross Plaza -- Silverdale, Covington, Vineyards Marketplace, Frontier Village and Rheem Valley.
(6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.
(7) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest.
(8) Excludes $6.105 million in Community Facility District Bonds at Empire
    Center.
(9) Mortgage was refinanced as of August 2, 1999.

                               CENTER TRUST, INC.

                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 JUNE 30, 1999

                                                            SCHEDULED
                                                           AMORTIZATION    SCHEDULED
                          YEAR                               PAYMENTS      MATURITIES      TOTAL
                          ----                             ------------    ----------     --------
1999.....................................................    $ 2,422        $ 15,982(1)   $ 18,404
2000.....................................................      5,071         197,168(2)    202,239
2001.....................................................      5,474           8,105        13,579
2002.....................................................      5,206          64,926        70,132
2003.....................................................      4,614          14,434        19,048
2004.....................................................      4,939              --         4,939
2005.....................................................      4,856          20,953        25,809
2006.....................................................      3,797          59,780        63,577
2007.....................................................      1,656              --         1,656
2008.....................................................      1,777              --         1,777
Thereafter...............................................      4,033         110,690       114,723
                                                             -------        --------      --------
Total....................................................    $43,845        $492,038      $535,883
                                                             =======        ========      ========

---------------
(1) Includes $7.3 million which was refinanced as of August 2, 1999 with a mortgage maturing in June, 2002.

(2) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.

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